                                                                    Exhibit 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUTANTS



As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File No. 33-43716, No. 33-71920, No. 33-85776, No. 33-
69096, No. 33-74320, No. 333-02888 and No. 333-20321.


                                                     ARTHUR ANDERSEN LLP



Philadelphia, Pennsylvania
 March 2, 1999